UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 23, 2008

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51532	94-3325669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Michael A. Ricci as President and Chief Executive Officer

On July 23, 2008, Ikanos Communications, Inc. (“the Company”) issued a press release announcing that its former President and Chief Executive Officer, Michael A. Ricci, is leaving his role as President and CEO effective immediately, and will pursue other interests.

(c) Appointment of Michael Gulett as President and Chief Executive Officer

On July 23, 2008, the Company issued a press release announcing the appointment of Michael Gulett as President and Chief Executive Officer of the Company, effective immediately.

Mr. Gullet, 55, has been a member of the Company’s Board of Directors (“the Board”) since 2003. Mr. Gulett will remain a member of the Board and continue to serve on the Equity Award Committee of the Board; however, he will no longer serve on either the Audit or Compensation Committees of the Board.

From March 2006 to October 2007, Mr. Gulett was Chief Executive Officer of Tzero Technologies, a privately-held semiconductor company. From December 2004 to August 2005, Mr. Gulett served as the interim Chief Executive Officer of Siliquent Technologies, Inc., a privately-held semiconductor company, which was acquired by Broadcom Corporation in August 2005. From December 2001 to December 2003, he was President and Chief Executive Officer of ARC International plc, a technology licensing and embedded software company. None of these companies are or were parents, subsidiaries or affiliates of the Company. Previously he was President and Chief Operating Officer of Virata Corporation, a supplier of DSL processors, and was President and Chief Executive Officer at Paradigm Technology, a developer of fast static random access memory devices.

The final terms of Mr. Gulett’s employment as President and Chief Executive Officer have not been determined at this time. At such time as they are finalized, registrant will amend this Form 8-K.

A press release announcing the appointment of Mr. Gulett as President and Chief Executive Officer of the Company was issued on July 23, 2008 and is attached hereto as Exhibit 99.1. This exhibit shall be deemed “furnished” and not “filed” for all purposes.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued July 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

By:	/s/ Noah D. Mesel
Noah D. Mesel Vice President and General Counsel

Date: July 25, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued July 23, 2008.